SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: November 8, 2001
(Date of earliest event reported)

Commission File No.: 333-64896



                              Mid-State Homes, Inc.
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        Florida                                         59-0945134
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

1500 North Dale Mabry Highway
Tampa, Florida                                                33607
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Address of principal executive offices                     (Zip Code)



                                 (813) 871-4811
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               Registrant's Telephone Number, including area code


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(Former name, former address and former fiscal year, if changed since last report)


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Item 5.  Other Events.*
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Filing of Certain Material
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               Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Mid-State Homes, Inc. is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission relating to the issuance by Mid-State Trust X of asset-backed notes, Class A-1, Class A-2, Class M-1, Class M-2 and Class B (the "Notes").

Item 7. Financial Statements and Exhibits
-----------------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                                    Description
-----------                                    -----------
(EX-23)                                        Consent of PricewaterhouseCoopers
                                               LLP, independent auditors of
                                               Mid-State Trust X

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                   MID-STATE HOMES, INC.


November 8, 2001

                                                   By:    /s/ Joseph Troy
                                                          ----------------------
                                                   Name:  Joseph Troy
                                                   Title: President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.                         Description                   Electronic (E)
-----------                         -----------                   --------------

(EX-23)                Consent of PricewaterhouseCoopers LLP,           E
                       independent auditors of Mid-State Trust X